UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

December 13, 2006
Date of Report (Date of earliest event reported)

NYSE Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32829	20-2786071
(State or other jurisdiction of in-	(Commission File Number)	(IRS Employer
corporation)		Identification No.)

11 Wall Street
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 656-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]		Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)
[X]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On December 13, 2006, John A. Thain, Chief Executive Officer of NYSE Group, Inc., will be giving a presentation at the Goldman Sachs Financial Services CEO Conference. The slides to be made available in connection with that presentation include certain updated statistical information with respect to NYSE Hybrid MarketSM and are attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Slide presentation to be made available in connection with the presentation to be made by John A. Thain, Chief Executive Officer of NYSE Group, Inc., at
the Goldman Sachs Financial Services CEO Conference on December 13,
2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE GROUP, INC.

Dated: December 13, 2006	By: /s/Nelson Chai
	Name:	Nelson Chai
	Title:	Executive Vice President and
Chief Financial Officer